UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2016

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 16, 2016, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of June 16, 2016, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with each of J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc., on behalf of the underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $375 million aggregate principal amount of the Operating Partnership’s 3.250% Senior Notes Due 2026 (the “Notes”). The issuance and sale of the Notes is expected to occur on June 23, 2016, subject to customary closing conditions. The Operating Partnership intends to use the net proceeds from the issuance and sale of the Notes (i) to repurchase its outstanding 5.95% Senior Notes due 2017 pursuant to the previously announced tender offer, (ii) to redeem any remaining 5.95% Senior Notes due 2017 that are not tendered in the tender offer (or in the event the tender offer is not consummated), and (iii) to repay borrowings under its revolving credit facility. Any remaining net proceeds from this offering will be used for general corporate purposes.

The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (File No. 333-203744-01) (as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in the Operating Partnership’s final prospectus supplement, as filed with the Commission on June 17, 2016 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on April 30, 2015, contained in the Registration Statement.

A copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference. The above description of the Terms Agreement is qualified in its entirety by reference to the Terms Agreement incorporated by reference into this Report.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibit is filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibit to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibit to this Report to cause it to be incorporated by reference into the Registration Statement as an exhibit thereto. By filing this Report and the exhibit hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibit hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Terms Agreement, dated as of June 16, 2016 (including the related Underwriting Agreement, dated as of June 16, 2016, attached as Annex A thereto and made part thereof), by and among the Company, the Operating Partnership and the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: DUKE REALTY CORPORATION, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Date: June 17, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement, dated as of June 16, 2016 (including the related Underwriting Agreement, dated as of June 16, 2016, attached as Annex A thereto and made part thereof), by and among the Company, the Operating Partnership and the Underwriters.